                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 OCTEL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              [LOGO] OCTEL CORP.

220 Continental Drive                                          Dennis J Kerrison
Newark, DE 19713                           President and Chief Executive Officer

  Dear Stockholder:                                               March 25, 2002

  You are cordially invited to attend the Annual Meeting of Stockholders of Octel Corp. (the "Corporation"), which will be held on Tuesday, May 7, 2002 at 10.00am, local time, at Swissotel, One Avenue de Lafayette, Boston, MA 02111, USA.

  The Notice of Meeting, Proxy Statement, Proxy Form and Annual Report of the Corporation are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

  It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Form and return it promptly in the enclosed reply envelope which requires no postage if mailed in the United States of America.

                                         Sincerely,

                                         /s/ Dennis J Kerrison

                                         Dennis J Kerrison
                                         President and Chief Executive Officer

                                  OCTEL CORP.

                             220 Continental Drive
                               Newark, DE 19713
                                    U.S.A.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                  May 7, 2002

  NOTICE IS HEREBY GIVEN that the Annual General Meeting of Stockholders of OCTEL CORP. (the "Corporation") will be held at Swissotel, One Avenue de Lafayette, Boston, MA 02111, USA on Tuesday May 7, 2002 at 10:00am (Local
Time) for the following purposes:

  1. To elect a director to serve until the 2005 Annual Meeting;

  2. To ratify the appointment of PricewaterhouseCoopers as the Corporation's independent public accountants for the fiscal year ending December 31, 2002; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed March 12, 2002 as the date of record for the meeting and only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Corporation's offices at 220 Continental Drive, Newark, DE 19713 for a period of 10 days prior to the meeting.

  A proxy statement, form of proxy and a copy of the annual report of the Corporation for the year ended December 31, 2001 are enclosed.

                                          By Order of the Board of Directors,

                                          /s/ John P Tayler

                                          John P Tayler
                                          Corporate Secretary

March 25, 2002

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IN ADDITION, YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY DELIVERY OF A LATER-DATED PROXY.

                                  OCTEL CORP.

                             220 Continental Drive
                               Newark, DE 19713
                                    U.S.A.
                             ---------------------

                                PROXY STATEMENT
                                March 25, 2002
                                      For
                        Annual Meeting of Stockholders
                           To Be Held on May 7, 2002

                             ---------------------

  This proxy statement (the "Proxy Statement") is being furnished to the holders of common stock, par value $0.01 per share (the "Common Stock") of Octel Corp. (the "Corporation") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Corporation (the "Board of Directors" or the "Board") for use at the annual meeting of stockholders to be held on May 7, 2002 at 10:00am local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to elect a director to the Board and ratify the appointment of PricewaterhouseCoopers as the Corporation's independent public accountants for the 2002 fiscal year.

  This Proxy Statement, the Proxy Form and the Corporation's Annual Report to Stockholders are being mailed on or about March 25, 2002 to holders of record of the Common Stock at the close of business on March 12, 2002 (the "Record Date").

  If the enclosed proxy form (the "Proxy Form") is properly signed, dated and returned to the Corporation, the individuals identified as proxies thereon will vote the shares represented by the Proxy Form in accordance with the directions noted thereon. If no direction is indicated, the proxies will vote FOR the election of the nominee named herein as a director and FOR the ratification of the appointment of PricewaterhouseCoopers as the Corporation's independent public accountants for the 2002 fiscal year. The Corporation's management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Corporation's management.

  Returning your completed Proxy Form will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy at any time before it is voted by written notice of revocation or by submission of a later dated proxy to the Secretary of the Corporation prior to the Annual Meeting at the Corporation's principal executive offices at the address above.

  Each outstanding share of Common Stock entitles the holder thereof to one vote (or where a part share shall be owned a proportionate part of the vote of one share) on each matter to come before the Annual Meeting. As of the Record Date, excluding treasury stock, there were 11,750,574 shares of Common Stock outstanding. The presence in person or by proxy of a majority of the shares of Common Stock outstanding will constitute a quorum for the transaction of business. Pursuant to Delaware law, abstentions are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Under Delaware law, broker "non votes" are considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

                                 PROPOSAL ONE

Election of Director

  The Certificate of Incorporation of the Corporation provides that the number of directors shall be not less than three nor more than twelve members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board is currently comprised of seven members, two in Class I, two in Class II and three in Class III and the appointments of the Directors in the said Classes expire at the Annual Meetings of the Corporation in 2002, 2003 and 2004 respectively.

  The Directors in Class I are Mr Thomas M Fulton and Mr Charles M Hale and their terms expire at the upcoming Annual Meeting. Mr Thomas M Fulton, aged 68, will not stand for re-election and will retire from the Board. We wish to thank him for his years of loyal service to the Board. The Board has passed a resolution to reduce the number of Directors from seven to six. Mr Charles M Hale has been nominated for re-election. See "Management--Nominee for Director" for information with respect to Mr Hale. The Corporation believes that the nominee is willing to be elected and to serve. In the event that the nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

  The election of directors at the Annual Meeting requires a plurality of the votes actually cast by the stockholders present (in person or by proxy) at the meeting and entitled to vote. There is no cumulative voting as to any matter, including the election of directors. A withheld vote will have no effect on the outcome of the election. If no voting instruction is given, the accompanying proxy will be voted FOR such election. Under the New York Stock Exchange rules, brokers who hold street name shares can vote in their discretion in the election of Directors.

  The Board of Directors recommends a vote "FOR" the election of the nominee director.

                                 PROPOSAL TWO

Ratification of Appointment of Independent Public Accountants

  PricewaterhouseCoopers have served as independent public accountants for fiscal year 2001.

  The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of PricewaterhouseCoopers to serve as independent auditors of the Corporation with respect to the 2002 fiscal year to examine the financial statements of the Corporation for the fiscal year ending December 31, 2002 and to perform other appropriate accounting services.

  A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting to respond to questions and to make a statement if such representative desires to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, other independent public accountants will be considered by the Board of Directors upon recommendation by the Audit Committee.

  The Board of Directors recommends a vote "FOR" ratification of the appointment of PricewaterhouseCoopers as the Corporation's independent public accountants for fiscal year 2002.

                                  MANAGEMENT

  The following sets forth certain information as of March 12, 2002 with respect to the Corporation's nominee for director, the Corporation's continuing directors, the Corporation's discontinuing director, and certain officers of the Corporation and its subsidiaries (including all executive officers of the Corporation). Officers of the Corporation serve at the discretion of the Board of Directors.

A.Nominee for Director

 The Class I member who will serve until the 2002 Annual Meeting and is seeking re-election

  Mr Charles M Hale--Director since May 7, 1998.                        Age: 66
Charles Hale is Executive Chairman of Polar Capital Partners Limited, a London based asset management company regulated by the FSA. Prior to 2002, he was Managing Director and Vice Chairman of CSFB Europe Limited, having been Chairman of Donaldson, Lufkin & Jenrette International, the London based subsidiary of Donaldson, Lufkin & Jenrette Inc., until its acquisition by Credit Suisse First Boston in November 2000. Prior to 1984, he was a general partner of Lehman Brothers Kuhn Loeb and Managing Director of AG Becker International. Mr Hale is a graduate of Stanford University and Harvard Business School. Charles Hale is the brother of Martin Hale who is also a Director of the Corporation.

B.Continuing Directors

 Class II Directors who will serve until the 2003 Annual Meeting

  Mr James M C Puckridge--Director since May 7, 1998.                   Age: 66
James Puckridge was Chairman of Elf Atochem UK Ltd. (now Atofina UK Ltd.), a position he assumed in 1990, until his retirement on December 31, 1998. Prior to that he was Managing Director of the same organization. He is also Chairman of Atofina Pension Fund Trustee Co. Ltd. He is a Non-Executive Director of LINPAC Group Ltd., an international manufacturer and converter of paper and plastics primarily for the packaging industry and Thomas Swan and Co Ltd., a UK based specialty chemical corporation and venture capitalist. He is a past President of the British Plastics Federation and a former Council Member of the Chemicals Industries Association, where he was Chairman of the General Purpose and Finance Committee. In addition to serving as a Director, James Puckridge provides services to the Corporation with regard to UK pension matters. On October 3, 2000 he was appointed Chairman of the Trustees of The Associated Octel Company Limited Pension Plan.

  Dr Benito Fiore--Director since May 7, 1998.                          Age: 65
Dr Benito Fiore is a specialist in the chemical industry retained by the chemical practices division of
A T Kearney Limited, part of a global consultancy organization. Between 1990 and 1995 he was Chairman and Chief Executive Officer of Enichem UK Ltd. Prior to this he held a number of executive directorships in the Montedison Group working in Denmark, Canada, Italy and the USA. He is a Member of the Council of the Italian Chamber of Commerce, an Associate Member of the Council of the Chemical Industries Association and a Fellow of the Institute of Directors.

 Class III Directors who will serve until the 2004 Annual Meeting

  Dr Robert E Bew--Director and Chairman since May 7, 1998              Age: 65
Dr Robert Bew serves as Non-Employee Chairman of the Corporation and since October 1, 1999 has provided additional advice and services to the Corporation on corporate development matters. Until January 1, 2001 he was Chairman of the European Process Industries Competitiveness Centre, an organization specializing in increasing competitiveness in process industries. He spent over 35 years with ICI, most recently as CEO of ICI's International Chemical & Polymer division based in Teeside, UK. Previously he served as head of ICI Corporate Planning and between 1995 and 1997 was also Chairman of Phillips Imperial Petroleum Ltd., a refinery joint venture between ICI and Phillips Petroleum.

  Mr Dennis J Kerrison--Director since February 27, 1998.               Age: 57
Dennis Kerrison serves as President and Chief Executive Officer of the Corporation. He joined the Corporation's wholly owned subsidiary The
Associated Octel Company Limited as Managing Director in May 1996 as well as serving as a Group Vice President and Officer of that Corporation's then owners, Great Lakes Chemical Corporation. Between 1992 and 1996 he was a Director and Officer of Hickson International plc, lastly as Chief Executive Officer. Prior to this he worked in senior management roles for specialty chemical companies, in Europe and the United States, notably Rhone Poulenc, Rohm & Haas and RTZ Chemicals.

  Mr Martin M Hale--Director since February 27, 1998.                   Age: 61
Martin Hale is a Director of Great Lakes Chemical Corporation, having been a Director since 1978 and from 1995 until May 2000 served as Chairman. Mr Hale is also a Director of OSCA Corp., a company engaged in the provision of services to the oil and gas drilling industries, having been appointed to that position in February 2000. Since December 1, 2000 he has served as the Executive Vice President of Hellman, Jordan Management Co. Inc., a registered investment advisor specialising in asset management, a position he also held from 1983 until December 31, 1999. Prior to 1983 Mr Hale was President and Chief Executive Officer of Marsh & McClennan Asset Management Company. He also serves as a Trustee of the Museum of Fine Arts, Boston. Martin Hale is the brother of Charles Hale who is also a Director of the Corporation.

C.Discontinuing Director

 Class I Director who will serve until the 2002 Annual Meeting and is not seeking re-election.

  Mr Thomas M Fulton--Director since February 27, 1998.                 Age: 68
Thomas Fulton served as President and Chief Executive Officer of Landauer
Inc., a provider of radiation monitoring services until his retirement on December 31, 1998. He remains a Director of that Company. Prior to joining Landauer in 1978, his career included various management positions at Union Carbide Corporation, BASF Corporation and ICN Pharmaceuticals, Inc.. Mr Fulton has also served on the Board of Great Lakes Chemical Corporation since 1995 and is on the Boards of The Advocate South Suburban Hospital and the Bethel Community Facility and is a Life Trustee of the Chicago Theological Seminary.

D.Officers (Other than those who are Directors and Listed above)

  Dr Philip J Boon (Appointed November 18, 2000)                        Age: 42
Dr Philip Boon serves as Business Director, Petroleum Specialties, of the Corporation having joined its subsidiary The Associated Octel Company Limited in August 1997 as Business Manager, Petroleum Specialties. From May 1995 to July 1997 he served as Business Manager, Applied Solutions for FMC's Lithium Division in North Carolina, USA. Prior to that, he had various sales and marketing roles in the Water Additives and Petroleum Additives businesses of FMC and Ciba-Geigy.

  H Alan Hanslip (Appointed December 22, 1998)                          Age: 54
Alan Hanslip currently serves as Vice President, Human Resources of the Corporation having joined its subsidiary The Associated Octel Company Limited in a similar capacity in November 1996. Previously, Mr Hanslip served as Director of Human Resources for British Nuclear Fuels plc.

  Dr Geoffrey J Hignett (Appointed December 22, 1998)                   Age: 51
Dr Geoffrey Hignett serves as Director of Corporate Development of the Corporation having been Vice President, Specialty Chemicals from December 1998 to November 2000. Dr Hignett joined the Corporation's subsidiary The
Associated Octel Company Limited in February 1997 as Business Director, Petroleum Specialties. From May 1993 to January 1997 he served as Director of Technology and Business Director of Water Additives for a division of FMC Corporation, a multinational engineering, manufacturing and chemicals company and prior to that as Technical Director of the Metals and Electronics Division of Laporte plc.

  Alan G Jarvis (Appointed April 1, 1998)                               Age: 52
Alan Jarvis serves as Vice President and Chief Financial Officer of the Corporation having joined its subsidiary The Associated Octel Company Limited in a similar capacity in October 1997. Prior to this Mr Jarvis served as

Group Finance Director of the Power Plant Group of GEC Alsthom, a world-wide Anglo-French joint venture in the power generation business. From 1987 to 1994, Mr Jarvis served at different times as Property Director, Group Finance Director and Group Financial Controller for Simon Engineering plc, a British engineering corporation specializing in hydraulic platforms, process plant contracting and chemical storage.

  John P Tayler (Appointed May 11, 1999)                                Age: 46
John Tayler serves as Corporate Secretary and General Counsel to the Corporation having been appointed Corporate Secretary on May 11, 1999 and Corporate Secretary and General Counsel on February 21, 2000. Prior to this Mr Tayler was Company Secretary of Creative Publishing plc having joined them in 1997 from Allied Colloids Group plc where he had been Company Secretary from 1988.

  Ian Watling (Appointed November 18, 2000)                             Age: 48
Ian Watling serves as Business Director, Performance Chemicals, of the Corporation having joined its subsidiary The Associated Octel Company Limited in that capacity in March 2000. Prior to that, Mr Watling was Managing
Director of the UK and Eire operations of International Specialty Products (I.S.P.) and Business Director of their European Personal Care operations. He spent 14 years with I.S.P. (formerly G.A.F.) and has also held positions with Betz and Albright & Wilson.

E.Family Relationships

  Charles Hale who is a Director of the Corporation is the brother of Martin Hale who is also a Director of the Corporation. There are no other family relationships between any of the persons referred to in sections (A), (B), (C) or (D) above.

Information about the Board of Directors

  The Board of Directors met four times during fiscal 2001. Each Director attended all of the meetings of the Board of Directors and any committees on which such Director served in fiscal 2001 except Tom Fulton who did not attend the August 2001 Board Meeting.

  The Corporation has Executive, Finance, Audit, Safety Health and Environmental, and Compensation Committees, the members of which are as shown below.

  The Audit Committee operates pursuant to a written Charter (attached hereto as Appendix A), and is responsible for monitoring and overseeing the Corporation's internal controls and financial reporting process, as well as the independent audit of the Corporation's consolidated financial statements by the Corporation's independent auditors, PricewaterhouseCoopers. Thomas Fulton retired from this Committee on February 20, 2002, having served as its Chairman since its formation on May 11, 1998. Dr Benito Fiore and Charles Hale have served as members of this Committee since its formation. On February 20, 2002 Mr Martin Hale was appointed Chairman of this Committee. Under the rules of The New York Stock Exchange, each of Messrs.
B Fiore, M M Hale and C M Hale is an "independent director". The Committee met six times during fiscal 2001.

  The Audit Committee Report appears later in this Proxy Statement.

  The Executive Committee has all the powers and authority of the Board of Directors, except those powers specifically reserved to the Board of Directors by Delaware law, the Certificate of Incorporation or the Bylaws of the Corporation or otherwise to act for the Board, with certain restrictions, on behalf of the Corporation.
Dr Robert Bew (Chairman), Dennis Kerrison, Martin Hale and James Puckridge have served as members of this Committee since its formation on May 11, 1998. The Committee did not meet during fiscal 2001.

  The Finance Committee reviews and assesses the financial affairs of the Corporation and provides advice to the Board of Directors on financial policies and the financial condition of the Corporation. Charles Hale (Chairman), Dr Robert Bew and Dennis Kerrison have served as members of this Committee since its formation on May 11, 1998. The Committee met three times during fiscal 2001.

  The Safety, Health and Environmental Committee assesses the Corporation's safety, health and environmental policies and performance and makes recommendations to management regarding the promotion and maintenance of standards of compliance and performance. James Puckridge (Chairman) and Dr Benito Fiore have served as members of this Committee since its formation on May 11, 1998. The Committee met once during fiscal 2001.

  The Compensation Committee reviews management compensation programs, approves compensation terms and agreements for senior executive officers, reviews changes in compensation for senior executive officers and administers the Corporation's stock option plans. Martin Hale resigned from this committee on February 20, 2002 to take up the position of Chairman of the Audit Committee. Dr Benito Fiore has served as a member of this Committee since its formation on May 11, 1998 and was appointed Chairman on February 20, 2002. Thomas Fulton was appointed to the Committee on August 7, 2000 and retired from the committee on February 20, 2002. Mr James Puckridge was appointed to the committee on February 20, 2002. The Committee met once during fiscal 2001.

  The Corporation does not have a Nominating Committee.

Compensation of Directors

 Retainer, Committee and Meetings Fees

  Non-employee Directors receive compensation for their services in the form of an annual retainer, Committee Chairman fees and meeting fees. Corporation employees are not paid any fees or compensation for being on the Board or on any Board committee.

  The Non-employee Chairman of the Board receives an annual retainer of $115,000 to recognize his responsibilities to the Corporation. In addition, the current Non-employee Chairman receives fees in respect of a consultancy agreement at the rate of $86,400 per annum. All other Non-employee Directors receive an annual retainer of $23,000. All Non-employee Directors receive an annual retainer of $5,000 for each committee they chair, $1,650 per day for attendance at Board Meetings and $825 per day for attendance at Committee Meetings and for special assignments. They are also reimbursed out of pocket expenses. In addition to his remuneration as a Non-employee Director, Mr Puckridge is paid for providing services in connection with UK pension matters. He receives an annual retainer of $22,000 and $825 per day for attendance at pensions meetings.

  It is the policy of the Board to ask the Compensation Committee to review the fees paid to Directors each year. The fees paid to the Non-employee Directors had not increased since the formation of the Board in 1998. In February 2001 the Compensation Committee considered whether the fees paid to the Non-employee directors should be increased. In lieu of any increase in fees the Non-employee Directors were, on May 8, 2001, granted the zero cost stock options listed below.

  The stock options granted to the Non-employee Directors during fiscal 2001 were:

                                                                     May 8, 2001
                                                                     -----------
      Dr Robert Bew.................................................    2,231
      Martin Hale...................................................      376
      Thomas Fulton.................................................      342
      Charles Hale..................................................      327
      James Puckridge...............................................      669
      Dr Benito Fiore...............................................      386

  The options granted on May 8, 2001 vest on May 2, 2004 and are exercisable until May 7, 2011.

 Deferred and Long-Term Compensation

  None were awarded or in place in the last fiscal year.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act 1934, as amended, requires the Corporation's directors and officers, and persons who beneficially own more than ten percent of a registered class of the Corporation's Common Stock and other equity securities, to file initial reports of ownership and reports of changes in ownership of the Corporation's Common Stock equity securities with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Corporation with copies of all
Section 16(a) forms they file.

  Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Company believes that, except as stated below, each of its officers, directors and greater than ten percent beneficial owners complied with all
Section 16(a) filing requirements applicable to them during fiscal 2001.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information with respect to the beneficial ownership of the Corporation's Common Stock as of February 28, 2002 by holders of more than five percent of the Corporation's outstanding Common Stock, the directors of the Corporation, the executive officers of the Corporation included in the summary Compensation Table ("Named Executives") set forth under the caption "Executive Compensation and Other Information" who were employed by the Corporation as of February 28, 2002, and all current directors and executive officers of the Corporation as a group. As of February 28, 2002, excluding treasury stock, there were 11,750,574 shares of Common Stock outstanding. According to the rules adopted by the Securities and Exchange Commission, a person is the "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise. The percentage of the Corporation's Common Stock beneficially owned by a person assumes that the person has exercised all options and converted all convertible securities that the person holds which are exercisable or convertible within 60 days of February 28, 2002. To the knowledge of the Corporation, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated, the business address of each person is the Corporation's corporate address.

                               BENEFICIAL OWNERS

                                                             Amount and
                                                             Nature of  Percent
                                                             Beneficial   of
Name and Address of Beneficial Owner                         Ownership   Class
------------------------------------                         ---------- -------
T Rowe Price Associates, Inc. (1)........................... 1,904,975   16.21
  100 E. Pratt Street
  Baltimore, Maryland 21202
Baupost Group Inc. (2)...................................... 1,755,700   14.94
  44 Brattle St., 5th Floor,
  Cambridge, MA 02138
FMR Corp. (3)............................................... 1,471,000   12.51
  82 Devonshire Street,
  Boston, MA 02109
Kestrel Investment Management Corp. (4).....................   912,700    7.77
  411 Borel Avenue, Suite 403,
  San Mateo, CA 94402

--------
Notes:

(1) According to a Schedule 13G dated February 14, 2002 filed jointly by T. Rowe Price Associates, Inc. ("T. Rowe Price") and T. Rowe Price Capital Appreciation Fund ("TRP Fund"), the shares of Common Stock shown as beneficially owned by T. Rowe Price are owned by various individual and institutional investors including TRP Fund (which owns 990,000 shares of Common Stock, representing 8.4% of the shares of Common Stock outstanding), to which T. Rowe Price Associates serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities, which T. Rowe Price expressly disclaims.
(2) According to a Schedule 13G dated February 14, 2002 filed jointly by The Baupost Group LLC ("Baupost"), SAK Corporation and Seth A Klarman, Baupost has sole voting and investment power with respect to 1,755,700 shares of Common Stock. SAK Corporation as the manager of Baupost and Seth A Klarman, as the sole director of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership of the securities beneficially owned by Baupost. Securities reported as being beneficially owned by Baupost include securities purchased on behalf of a registered investment company and various limited partnerships.
(3) According to a Schedule 13G dated February 14, 2002 filed jointly by FMR Corp. ("FMR"), Edward C Johnson 3d ("Mr Johnson"), Abigail P Johnson ("Ms Johnson"), Fidelity Management & Research Company ("FM&R") and Fidelity Low-Priced Stock Fund ("Fidelity Stock"), various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock shown as beneficially owned by FMR, including Fidelity Stock (which owns 1,471,000 shares of Common Stock, representing 12.51% of the shares of Common Stock outstanding).
(4) According to a Schedule 13G dated February 14, 2002 filed jointly by Kestrel Investment Management Corporation ("Kestrel"), David J Steirman and Abbot Keller, Kestrel is deemed to be the beneficial owner of 912,700 shares of Common Stock with sole voting power for 842,200 of such shares and sole dispositive power for all 912,700 of such shares, pursuant to separate arrangements whereby it acts as investment advisor to certain persons in which it also holds an ownership interest, which persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such Common Stock. Furthermore, based solely upon such Schedule 13G, David J Steirman and Abbot J. Keller are deemed to be the beneficial owners of 912,700 shares of Common Stock pursuant to their 100% ownership of Kestrel.

                                  MANAGEMENT

                                                     Shares
                                          Shares   Underlying
                                          Owned      Options
                                         Directly  Exercisable         Percent
                                            or      Within 60            of
Name                                    Indirectly    Days      Total   Class
----                                    ---------- ----------- ------- -------
Dr Robert E Bew........................    6,579      34,986    41,565     *
Dr Benito Fiore........................    2,500      12,491    14,991     *
Thomas M Fulton........................    2,825      12,664    15,489     *
Charles M Hale (1).....................   52,960      12,664    65,624     *
Martin M Hale (1)......................   54,370      13,001    67,371     *
James M C Puckridge....................    2,500      12,664    15,164     *
Dennis J Kerrison......................   54,476      66,457   120,933  1.03
Alan G Jarvis..........................   26,846      25,077    51,923     *
H Alan Hanslip.........................   18,732      17,052    35,784     *
Dr Geoffrey J Hignett..................    1,161      11,184    12,345     *
John P Tayler..........................        0           0         0
Directors and Executive Officers as a
 group (11 persons)....................  222,949     218,240   441,189  3.75

--------
Notes:

* Less than 1%.

(1) In the case of Charles Hale and Martin Hale, these figures include 47,960 shares held by them as trustees of family trusts. Charles Hale and Martin Hale disclaim beneficial ownership of these 47,960 shares held in a trustee capacity.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The following table sets forth certain information regarding compensation paid or accrued to Dennis J Kerrison, President and Chief Executive Officer of the Corporation, and to each of the Corporation's four next most highly compensated executive officers for services rendered to the Corporation during fiscal 2001, 2000 and 1999.

                        Summary Compensation Table (1)

                                Annual Compensation    Long Term
                                        (1)           Compensation
                               ---------------------- ------------
                                                      Securities,   All Other
                               Fiscal Salary   Bonus   Underlying  Compensation
Name & Principal Position       Year    ($)     ($)   Options/SARs     ($)
-------------------------      ------ ------- ------- ------------ ------------
Dennis J Kerrison.............  2001  480,419 357,077    24,359      177,178(2)
 President & Chief Executive    2000  443,638 266,968    93,514      564,469
  Officer
                                1999  410,957 298,030   208,596      363,797

Alan G Jarvis ................  2001  249,764 119,650     9,444       85,809(3)
 Vice President & Chief         2000  242,028 103,832    46,963      276,129
  Financial Officer
                                1999  228,231 114,048    80,845      147,546

Dr Geoffrey J Hignett.........  2001  176,421 105,854     8,232       67,703(4)
 Vice President & Director of   2000  191,113  91,734    39,763      235,180
  Corporate Development
                                1999  182,883 103,876    68,450      113,146

H Alan Hanslip................  2001  178,442  82,210     7,396       55,661(5)
 Vice President, Human          2000  173,060 124,325    31,934      195,569
  Recources
                                1999  164,711  69,915    54,947       92,738

John P Tayler (6).............  2001  126,075  52,200     4,326       49,380(7)
 Corporate Secretary & General  2000  122,403  38,556     9,663       45,199
  Counsel
                                1999   76,801  23,519     9,986       27,920

--------
Notes:
(1) All the above Executives are paid in pounds sterling. For the purposes of the Compensation table an exchange rate of 1.44 is used. The Corporation does not provide restricted stock awards or LTIP's.
(2) The President and Chief Executive Officer received a pension benefit valued at $134,744 plus other benefits mainly consisting of a leased company car valued at $26,761.
(3) Alan Jarvis received a pension benefit valued at $59,375 plus other benefits mainly consisting of a leased company car valued at $21,974.
(4) Dr Geoffrey Hignett received a pension benefit valued at $49,383 plus other benefits mainly consisting of a leased company car valued at $14,976.
(5) Alan Hanslip received a pension benefit valued at $36,197 plus other benefits mainly consisting of a leased company car valued at $16,583.
(6) John Tayler became an employee of the Corporation effective May 4, 1999.
(7) In fiscal 2001, he also received a pension benefit of $33,660 plus other benefits mainly consisting of a leased company car valued at $14,008.

Stock Option Plans

  The Corporation has six stock option plans, the first four of which provide for grants of options to key employees and Non-employee Directors. Two other plans provide stock on an equal basis to all employees.

The six plans are:

  i)   The Octel Corp. Company Share Option Plan;
  ii)  The Octel Corp. Performance Related Stock Option Plan;
  iii) The Octel Corp. Time Restricted Stock Option Plan;
  iv)  The Octel Corp. Non-Employee Directors' Stock Option Plan;
  v)   The Octel Corp. Savings Related Share Option Scheme; and
  vi)  The Octel Corp. Profit Sharing Share Scheme.

  Details of the Plans are as follows:

i) The Octel Corp. Company Share Option Plan ("CSOP")

  The "CSOP" is divided into Parts A and B and is administered by the Compensation Committee. Part A is approved by the UK Inland Revenue and stock options are granted at fair market value at the time of grant up to a statutory limit of $43,200, or such amount fixed by the UK Income and Corporations Taxes Act 1988. Part B also provides for the granting of options at fair market value at the time of grant but is not approved by the Inland Revenue. It does not contain the statutory limits mentioned above. The rules do not permit the re-pricing of options granted under either Part A or Part B. Eligible recipients are executive directors and middle to senior management and are targeted to encourage performance, recruitment, retention and stock ownership.

  The earliest date of exercise of the options is the latest of the third anniversary of the grant or the date mentioned in the option certificate at grant. The options granted may be exercised by payment of an exercise price per share not less than the market value of the Corporation's share at grant. If the shares are subscribed, the exercise price would be the greater of the nominal price or the market price at grant. As of the date hereof, 829,662 options have been issued and are outstanding pursuant to this plan.

ii) The Octel Corp. Performance Related Stock Option Plan ("PRSOP")

  The "PRSOP" provides stock options, the number of options granted being proportionate to salary. They are exercisable subject to the satisfaction of certain performance measures. Initially "Cliff Edge" options were granted, which will vest subject to the Corporation meeting specified performance targets, but the options granted from May 2000 were on terms that a proportion of the options will vest upon the satisfaction of each of several specific company and personal performance criteria. The performance targets are set at the absolute discretion of the Compensation Committee, and may be amended, relaxed, waived, or substituted as the Compensation Committee sees fit after the grant of the option. Eligible recipients include members of top management and directors. The options will, subject to the satisfaction of the performance criteria, vest in three years from grant and are exercisable up to ten years from the inception of the plan. The participant may exercise the options without any payment. As of the date hereof, 305,929 options have been issued and are outstanding pursuant to this plan.

iii) The Octel Corp. Time Restricted Stock Option Plan ("TRSOP")

  The "TRSOP" provided a limited number of Named Executives and senior managers with stock bonuses in lieu of cash. The bonuses were designed to reward the management of the Corporation for managing the spin-off program and continuing to remain in employment through December 31, 1999. These awards were delivered in the form of options vesting on December 31, 1999 and exercisable by December 31, 2007. As of the date hereof, all the options issued pursuant to this plan have been exercised and no further grants will be made.

iv)The Octel Corp. Non-employee Directors Stock Option Plan ("NED's Plan")

  The "NED's Plan" was established to encourage Non-employee Directors to become stockholders and focus on improving stockholder value, and to provide commitment to the Corporation in the longer term. The Plan provides for stock options granted at fair market value which vest in three years after grant and are exercisable up to ten years from the inception of the plan. The plan rules do not permit the re-pricing of options granted. Multiples of annual fees are used to determine levels of grant. As of the date hereof, 180,820 options have been issued and are outstanding pursuant of this plan.

v)The Octel Corp. Savings Related Share Option Scheme ("Savings Related Plan")

  Under the "Savings Related Plan", all UK based employees are eligible to participate. The options are linked to a savings scheme for three years, of up to $360 per month, which is approved by the Inland Revenue.

  The exercise period of the options is the six months subsequent to the Bonus Date under the relevant Savings Contract. The options granted may be exercised by payment of an exercise price per share, specified at the date of grant, being not less than the 80% of the market value of the Corporation's share at grant (the "Option Price"). If the shares are subscribed, the exercise price would be the greater of the nominal price or the Option Price. The plan rules do not permit the re-pricing of options granted.

  The total stock options issued and outstanding under this scheme as of the date hereof is 121,178 shared between 266 employees.

vi)The Octel Profit Sharing Share Scheme ("Profit Sharing Plan")

  In order to encourage motivation and commitment to the new Corporation, the Compensation Committee granted every UK based employee an award of fifteen shares under the plan. On September 7, 2000 the Trustees made a market purchase of 7,620 shares which are currently held in trust for 508 employees. The stock will be held in a trust for three years before being assigned to the individuals. The trust, approved by the UK Inland Revenue, allows the stock to be assigned free of any income tax liability. No further awards will be made pursuant of this plan.

  All the plans were approved prior to the Distribution. The Company Share Option Plan, the Performance Related Stock Option Plan, the Non-employee Directors Stock Option Plan and the Saving Related Share Option Scheme were amended and restated at the 2000 Annual Meeting. The Time Restricted Stock Option Plan and the Profit Sharing Share Scheme were not so amended and restated and there will be no further grants under those schemes.

  Options and the conditions relating thereto, granted under the above plans are determined by the Compensation Committee. The limit at the time of the Distribution for the number of shares of Common Stock which can be issued or awarded under the Plans was 1,175,000 in the aggregate. This was increased to 2,075,000 at the 2000 Annual Meeting.

  The options granted to the Named Executives during fiscal 2001 pursuant to the Plans described above are set out in the following table.

                     Option/SAR Grants in Last Fiscal Year

                                                                                 Potential Realizable
                                                                                       Value at
                                                                                 Assumed Annual Rates
                                                                                       of Stock
                                                                                Price Appreciation for
                                         Individual Grants (1)                     Option Term (2)
                         ------------------------------------------------------ ----------------------
                          Number of    % of Total
                          Securities  Options/SARs Exercise
                          Underlying   Granted to  or Base
                         Options/SARs Employee in   price   Vesting  Expiration   0%     5%      10%
Name                       Granted        2001      ($/Sh)    Date      Date     ($)     ($)     ($)
----                     ------------ ------------ -------- -------- ---------- ------ ------- -------
Dennis J Kerrison:......
 CSOP...................    16,749        4.61      13.11   03/02/04  03/01/11       0 136,743 347,811
 PRSOP (3)..............     6,699        1.84        --    03/02/04  03/01/11  87,489 142,516 226,936
 SAYE...................       911        0.25      15.25   01/01/05  06/01/05   7,361  19,944  23,301
   Total................    24,359
Alan G Jarvis:
 CSOP...................     6,771        1.86      13.11   03/02/04  03/01/11       0  55,280 140,607
 PRSOP (3)..............     2,673        0.73        --    03/02/04  03/01/11  34,909  56,866  90,551
   Total................     9,444
Dr Geoffrey J Hignett:
 CSOP...................     5,902        1.62      13.11   03/02/04  03/01/11       0  48,185 122,561
 PRSOP (3)..............     2,330        0.64        --    03/02/04  03/01/11  30,430  49,569  78,931
   Total................     8,232
H Alan Hanslip:
 CSOP...................     4,650        1.28      13.11   03/02/04  03/01/11       0  37,964  96,562
 PRSOP (3)..............     1,835        0.50        --    03/02/04  03/01/11  23,965  39,038  62,163
 SAYE...................       911        0.25      15.25   01/01/05  06/01/05   7,361  19,944  23,301
   Total................     7,396
John P Tayler:
 CSOP...................     2,439        0.67      13.11   03/02/04  03/01/11       0  19,913  50,648
 PRSOP (3)..............       976        0.27        --    03/02/04  03/01/11  12,747  20,764  33,063
 SAYE...................       911        0.25      15.25   01/01/05  06/01/05   7,361  19,944  23,301
   Total................     4,326

--------
Notes:

(1) In the event of a change of control of the Corporation, all options become fully vested and exercisable. In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets or other change in the corporate structure of shares of the Corporation, the type and number of shares available upon exercise and the exercise price will be adjusted accordingly. The Compensation Committee may, subject to specified limitations, advance the date on which an option shall become exercisable.
(2) Amounts reflect assumed rates of appreciation compounded annually from the fair market value on the date of grant in accordance with the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.
(3) The exercise of these options is dependent on the Corporation and the individual achieving specific performance related targets over a 3 year period.

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values

                                                  Number of Securities    Value of Unexercised In-
                          Shares                 Underlying Unexercised     The-Money Options at
                         Acquired    Value       Options at December 31,     December 31, 2001(3)
                            On      Realized              2001            Exercisable/Unexercisable
Name                     Exercise     ($)       Exercisable/Unexercisable            ($)
----                     --------   --------    ------------------------- -------------------------
Dennis J Kerrison.......  45,158(1) 865,679(1)       66,457/213,901          1,196,226/1,697,341
                           1,242      6,893
Alan G Jarvis...........  19,171(1) 367,508(1)        25,077/92,644              451,386/766,847
Dr Geoffrey J Hignett...  16,231(2) 294,430(2)        11,184/78,676              201,312/651,307
                          10,049(2) 182,289(2)
H Alan Hanslip..........  13,036(1) 249,900(1)        17,052/63,971              306,936/524,483
                           1,242      6,893
John P Tayler ..........       0          0                0/23,975                    0/192,389

--------
Notes:

(1) Messrs. Kerrison, Jarvis and Hanslip were deemed to have exercised options in respect of such shares. However, as part of the Corporation's plan to repurchase shares in the open market, instead of issuing shares to Messrs. Kerrison, Jarvis and Hanslip, the Corporation made a payment to them equivalent to the market value of the underlying stock at the date that the options were lapsed. The Corporation's closing common stock price on October 31, 2001 was $19.17.
(2) Dr Hignett was deemed to have exercised options in respect of such shares. However, as part of the Corporation's plan to repurchase shares in the open market, instead of issuing shares to Dr Hignett, the Corporation made a payment to him equivalent to the market value of the underlying stock at the date that the options were lapsed. The Corporation's closing common stock price on May 31, 2001 was $18.14 and the total payment made to Dr Hignett was $476,719.
(3) The value of the in-the-money options is based on Octel Corp.'s NYSE closing Common Stock price on December 31, 2001 of $18.00.

Pension Plan

  The Corporation operates three separate pension plans for executives which, together, are designed to provide the equivalent of 1/40 of final salary (or the average of the last 3 years of service if higher) for each year of service (1/30 for the CEO) with Octel Corp. The three plans are:

  i) The Octel Pension Plan;

  ii) The Octel Senior Management Plan; and

  iii) The Octel Funded Unapproved Pension Plan.

  The reason for having three plans is to make maximum use of UK Inland Revenue approved pension arrangements to optimize both the Executive's and the Corporation's tax position.

  Normal retirement age is the end of the month following the Executive's 65th birthday.

                              Pension Plan Table

             5 Years       10 Years        15 Years        20 Years        25 Years
          ------------- --------------- --------------- --------------- ---------------
 Final
Earnings  @ 1/30 @ 1/40 @ 1/30  @ 1/40  @ 1/30  @ 1/40  @ 1/30  @ 1/40  @ 1/30  @ 1/40
   $        $      $       $       $       $       $       $       $       $       $
--------  ------ ------ ------- ------- ------- ------- ------- ------- ------- -------
150,000          18,750          37,500          56,250          75,000          93,750
250,000          31,250          62,500          93,750         125,000         156,250
350,000          43,750          87,500         131,250         175,000         218,750
450,000   75,000 56,250 150,000 112,500 225,000 168,750 300,000 225,000 375,000 281,250
550,000   91,666 68,750 183,233 137,500 275,000 206,500 366,666 275,000 458,333 343,750

  As of December 31, 2001, the final base salary of the Named Executives and eligible credited years under the pension plans were as follows:

Name                                                  Base Salary Eligible Years
----                                                  ----------- --------------
Dennis Kerrison......................................   432,812          5
Alan Jarvis..........................................   230,234          4
Dr Geoffrey Hignett..................................   103,680          4
Alan Hanslip.........................................   158,095          5
John Tayler..........................................   126,075          2

Change in Control and Severance Agreements

  The Corporation recognizes that establishing and maintaining a strong management team is essential in protecting and enhancing the interests of the Corporation and its stockholders. In order to ensure management stability and the continuity of key management personnel, the Corporation has entered into Change-in-Control agreements with each of the Named Executives. The agreements provide that in the event of a take-over or fundamental restructuring of the business, which results in the loss of the Executive's position, such Executive is entitled to compensation of three years pay plus benefits and further that all stock options and grants to such Executives shall vest immediately.

Employment Agreements

  Each Executive also has an employment agreement which complies with UK employment law and which provides for, amongst other things, 30 days of annual vacation, the provision of a car, private health insurance, pension provision, life insurance, permanent health insurance and a rolling one year term of employment (2 years for the CEO) which can be terminated by the Corporation upon twelve months' notice (twenty-four months for the CEO) and six months (twelve months for the CEO) from the Executive.

Life Insurance Cover

  Named Executives are covered by two basic plans. The Corporation's accidental death plan provides up to six times annual salary in the event of accidental death for whatever reason. Also, as a component of the Pension plans, up to four times annual salary is payable for death whilst in service with the Corporation.

  Non-employee Directors have accidental cover while on Corporation business up to a maximum of $500,000 in the case of death or injury. Cover ceases upon termination of employment with the Corporation and there are no cash surrender values.

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                 COMPENSATION

Compensation Committee Report on Executive Compensation

  The Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and key employees of the Corporation with the assistance of external advisors and develops and administers programs providing stock-based incentives. After consideration of the Compensation Committee's recommendations, the full Board approves the salaries and bonuses and the stock and benefit programs for the Corporation's executive officers.

Compensation Philosophy

  The compensation philosophy of the Corporation is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Corporation's executive compensation programs are as follows:

.. To establish pay levels that are necessary to attract and retain highly qualified executives in light of the overall competitiveness of the market for high quality executive talent and the Corporation's unique business profile.

.. To recognize superior individual performance, new responsibilities and new positions within the Corporation.

.. To balance short-term and long-term compensation to complement the Corporation's annual and long-term business objectives and strategy and to encourage executive performance in the fulfillment of those objectives.

.. To provide variable compensation opportunities based on the Corporation's performance.

..  To encourage stock ownership by executives.

..  To align executive remuneration with the interests of stockholders.

Stock Ownership

  The Compensation Committee believes that it can align the interests of stockholders and executives by providing those persons who have substantial responsibility over the management and growth of the Corporation with an opportunity to establish a meaningful ownership position in the Corporation.

Compensation Components

  Corporate and individual performances are recognized through both short and long term incentive compensation plans designed to align the interests of executives and stockholders. The total compensation program consists of three components; base salary, which reflects the executive's level of responsibility and individual performance; annual incentive compensation awards in the form of cash bonuses, which reflect both corporate and individual performance; and long term incentive compensation in the form of stock options. The latter two components provide at risk compensation which is linked directly to financial results. The Committee considers all elements of compensation when determining an individual's total compensation.

Short-Term Incentive Compensation

  Each year the Committee reviews the base salary of the President and Chief Executive Officer and, in conjunction with the President and Chief Executive Officer, reviews the base salaries of other corporate officers; however, the Committee makes the final compensation decisions concerning such Officers. The median level of the executive market as assessed by external surveys is used as the main criterion in determining base salary. The levels and scope of responsibility, experience, and corporate and business unit performances, as well as individual performance, are also key criteria in base salary determination.

  A Management Incentive Compensation Plan ("MICP") provides incentive compensation in the form of cash bonuses to executive officers, managers and other selected key employees who have a broad impact on the Corporation's performance. The philosophy for incentive compensation is to provide awards when financial objectives are achieved and provide no or reduced awards when the objectives are not achieved. The awards granted in 2001 were based on pre-established targets for corporate net income and cash generation in addition to individual achievement against personal targets.

Long-Term Incentive Compensation

  Long-term incentive compensation is comprised of annual grants of stock options which are designed to encourage key employees to remain with the Corporation by providing them with a long-term interest in the Corporation's overall performance and to motivate them to maximize long-term stockholder value. The Corporation's stock option grant guidelines were designed with the assistance of external compensation consultants. The Committee administers the stock compensation plans. A combination of options at market value at the date of grant and performance related zero cost stock options with ten year vesting will generally be granted annually and cannot be exercised for at least three years from the date of grant.

Chief Executive's Compensation

  Dennis Kerrison's compensation includes base salary, incentive compensation and stock options. Consistent with all other executive officers, the President and Chief Executive Officer's compensation was determined by the Compensation Committee in accordance with the salary policy, bonus programs and stock option guidelines, namely the Corporation and the President and Chief Executive's overall performance and motivation to maximize the long-term stockholder value of the Corporation. Stock options, which cannot be exercised for at least 3 years from the date of grant, with a maximum of ten year exercise from plan inception, will generally be granted annually. The Committee has available information as to the level of past awards and individual stock ownership of the President and Chief Executive Officer.

  The Committee determined that in order to better align Mr Kerrison's compensation with stockholder interests, a greater portion of his compensation would be at-risk and directly linked to financial results.

  Mr Kerrison's base salary effective as of January 2001 was $432,812. A bonus of $357,077 was granted to Mr Kerrison in consideration of the Corporation's cash generation and overall financial performance and
Mr Kerrison's leadership of the Corporation during the fiscal year.

  On March 1, 2001 pursuant to the Company Share Option Plan, Mr Kerrison was granted options in respect of 16,749 shares at an exercise price of $13.11 which will vest on March 2, 2004 and must be exercised by March 1, 2011. On the same date, Mr Kerrison was also granted 6,699 options pursuant to the Performance Related Stock Option Plan which will vest on March 2, 2004, subject to the satisfaction of certain performance criteria specified by the Compensation Committee. On November 22, 2001 pursuant to the Savings Related Share Option Scheme, Mr Kerrison was granted options in respect of 911 shares at an exercise price of $15.25 which will vest on January 1, 2005 and must be exercised by June 5, 2005.

  In line with normal UK practice, Mr Kerrison also receives a fully expensed company car and pension benefits valued at $161,505.

Summary

  With a significant portion of the Corporation's executive compensation linked directly to individual and corporate performance and paid in stock, the Committee believes that these compensation practices will help ensure alignment with the interests of the Corporation's stockholders. While recognizing that fluctuations of the business cycles may negatively impact financial performance from time to time, the Committee believes that the strong leadership provided by the Corporation's senior executives and the infrastructure that they have put in place have positioned the Corporation to capitalize on the opportunities that lie ahead.

Compensation Committee Interlocks and Insider Participation

  This report is submitted by the members of the Compensation Committee listed below, none of whom is or has been a full-time employee of the Corporation. Dr Fiore has served as a member of the Committee since the Distribution. Mr Puckridge was appointed to the Committee on February 20, 2002. The Committee met once during fiscal 2001.

  During the course of the Corporation's last fiscal year, none of the members of the Compensation Committee served as an officer or employee of the Corporation or any of its subsidiaries nor had any relationships with the Corporation or any of its subsidiaries requiring disclosure under any paragraph of Item 402(j) (Compensation Committee Interlocks and Insider Participation) or Item 404 (Certain Relationships and Related Transactions) of Regulation S-K.

                            COMPENSATION COMMITTEE

                          Dr Benito Fiore (Chairman)
               James M C Puckridge (appointed February 20, 2002)
                  Martin M Hale (resigned February 20, 2002)
                 Thomas M Fulton (resigned February 20, 2002)

                            AUDIT COMMITTEE REPORT

  The Board has adopted a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A.

  As part of fulfilling its responsibilities, the Audit Committee:

  (1) reviewed and discussed the audited financial statements for fiscal year 2001 with management;

  (2) discussed with the auditors the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees); and

  (3) received the written disclosure and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed that firm's independence with representatives of the firm.

  Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission.

Fees paid to PricewaterhouseCoopers

  Fees for fiscal year 2001 were:

Audit                                                                   $584,000
Financial Systems.............................................      Nil
Taxation...................................................... $279,000
Other......................................................... $342,000
                                                                        --------
Total Non-Audit                                                         $621,000

  The Audit Committee has considered whether the provision of services included above under Total Non-Audit Fees is compatible with maintaining the independence of PricewaterhouseCoopers.

                              THE AUDIT COMMITTEE

            Martin M Hale (Chairman) (appointed February 20, 2002)
                                Dr Benito Fiore
                                Charles M Hale
                 Thomas M Fulton (resigned February 20, 2002)

                         STOCK PRICE PERFORMANCE GRAPH

  The graph below compares the cumulative total return to stockholders on the common stock of the Corporation since the date of the spin-off from Great Lakes Chemical Corporation and S&P Specialty Chemical Indices over the same period.

                       Octel Corp. vs S&P Equity Indices
                Total Return to Shareholders since May 26, 1998

                                   [CHART]


                  Value of $100 Investment made May 26, 1998*

                                    May 26, December December December December
                                     1998   31, 1998 31, 1999 31, 2000 31, 2001
                                    ------- -------- -------- -------- --------
S&P 500 Composite Index............ $100.00  112.36   134.30   120.68   104.94
S&P Chemicals (Specialty) Index.... $100.00   82.95   100.79    98.98    86.00
Octel Corp. (OTL).................. $100.00   60.99    45.60    50.55    79.12

--------
*excludes purchase commissions

    INFORMATION RESPECTING THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS

  The independent public accountants of the Corporation, selected by the Board for 2002, are PricewaterhouseCoopers, 1 London Bridge, London, SE1 9QL, England. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so. The representative is also expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, management is not aware of any matters to be presented at the meeting other than the matters specifically stated in the Notice of Meeting and discussed in the Proxy Statement. If any other matter or matters are properly brought before the meeting, the persons named in the enclosed proxy have discretionary authority to vote the proxy on each such matter in accordance with their judgement.

                   SOLICITATION AND EXPENSES OF SOLICITATION

  The solicitation of proxies will be made initially by mail. The Corporation's directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Corporation's Common Stock. All expenses of solicitation of proxies will be paid by the Corporation.

                          ANNUAL REPORT AND FORM 10-K

  Copies of the Corporation's Annual Report to Stockholders, which includes portions of the Corporation's Annual Report on Form 10-K for the Fiscal Year ended December 31, 2001 are being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report and Form 10-K may obtain one by writing or calling Ms Heather Ashworth, Investor Relations Director, Octel Corp., European Headquarters, Global House, Bailey Lane, Manchester M90 4AA, England, telephone 011 44 161 498 8889.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

  The Corporation anticipates holding its 2003 Annual Meeting of Stockholders on Tuesday May 6, 2003.

  Under the regulations of the Securities and Exchange Commission, any stockholder desiring to make a proposal to be acted upon at the 2003 Annual Meeting of Stockholders must present such proposals to the Secretary of the Corporation at its principal office at 220 Continental Drive, Newark, DE 19713, U.S.A., not later than December 4, 2002, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement.

  Stockholder proposals or director nominations not included in a Proxy Statement for an Annual Meeting must comply with the advance notice procedures and information requirements set forth in the Bylaws of the Corporation in order to be properly brought before that Annual meeting of Stockholders.

                      By order of the Board of Directors

                               /s/ John P Tayler

                                 John P Tayler
                              Corporate Secretary

March 25, 2002

                 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD

                                                                     Appendix A

                            AUDIT COMMITTEE CHARTER

 Purpose

  The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling their responsibility relating to the Company's corporate accounting, reporting practices and the quality and integrity of the financial reports. The Audit Committee's primary duties and responsibilities are to:

  . oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Company.

  . oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company.

  . oversee that management has established and maintained processes to ensure compliance by the Company with all applicable laws, regulations and corporate policy.

  In discharging the role described above, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain external counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the interests of the Company's shareholders; accordingly, the external auditor is ultimately accountable to the Board and the Committee.

  The Committee shall review the adequacy of this Charter on an annual basis.

 Membership

  The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange.

  Accordingly, all of the members will be directors:

  . who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  . who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

 Meetings

  The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, with the person responsible for the internal auditing function and the external auditor separately to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the external auditor and management quarterly to review the Company's financial statements.

 Key Responsibilities

  The Committee's job is one of overseeing and it recognises that the Company's management is responsible for preparing the Company's financial statements and that the external auditors are responsible for auditing those financial statements. Additionally, the Committee recognises that financial management, including the internal audit staff, as well as the external auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditor's work.

  The following functions shall be the common recurring activities of the Committee in carrying out its overseeing function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  The Committee shall review with management and the external auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the external auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 (as amended from time to time).

  As a whole, or through the Committee Chair, the Committee shall review with the external auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 (as amended from time to time). This review will occur prior to the Company's filing of the Form 10-Q.

  The Committee shall discuss with management and the external and internal auditors the quality and adequacy of the Company's internal controls.

  The Committee shall oversee the independence of the external auditors by:

  . requesting from the external auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

  . discussing with the external auditors any such disclosed relationships and their impact on the external auditor's independence; and

  . recommending that the Board take appropriate action in response to the external auditor's report to satisfy itself of the auditor's independence.

  The Committee shall review the performance of the external auditor and make recommendations to the Board regarding the appointment, re-appointment or termination of the external auditor.

  The Committee and the Board shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the external auditor.

  The Committee shall, in conjunction with the external auditor and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

  The Committee shall consider and approve, if appropriate, major changes to the Company's accounting principles and practices proposed by management, discuss with the independent accountants any significant changes in auditing standards or their audit scope and consider and approve, if appropriate, any significant changes to the auditing practices of the internal auditors.

  The Committee shall establish regular systems of reporting to the Committee by each of management, the external auditor and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information.

  The Committee shall review any disagreement among management and the external auditor or the internal auditors in connection with the preparation of the financial statements.

  The Committee shall periodically review, with management, external and internal auditors, the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures.

  The Committee shall approve the fees to be paid to the external auditor.

  The Committee shall review the management letter prepared by the external auditor and oversee the Company's response to any issues raised in that letter.

  The Committee shall:

  .report through its Chairperson to the Board following meetings of the Committee.

  .maintain minutes or other records of meetings and activities of the Committee.

                                     PROXY
--------------------------------------------------------------------------------
PROXY                                                                      PROXY
2002                                                                        2002
                                   OCTEL CORP.

           This Proxy is Solicited on behalf of the Board of Directors

     The undersigned hereby appoints DENNIS J. KERRISON, ALAN G. JARVIS AND JOHN
P. TAYLER, and each of them with full power of substitution, as the proxies of the undersigned, to attend the Annual Meeting of Stockholders to be held on Tuesday, May 7, 2002, at 10:00 a.m. and any adjournment or postponement thereof, and to vote the stock the undersigned would be entitled to vote, if present, on the items listed on the reverse side of this proxy card.

THIS PROXY WILL BE VOTED AS SPECIFIED; OR IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEE, AND THE ELECTION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2002.

                          ELIMINATE DUPLICATE MAILINGS

     SEC rules require the Corporation to mail an annual report to every stockholder even if there are multiple stockholders in the same household. If you are a stockholder of record and have the same address as other stockholders of record, you may authorize the Corporation to discontinue mailings of multiple annual reports. To do so, mark the box (see over) on each proxy card for which you do not wish to receive an annual report.

     Applicable law requires the Corporation to send separate proxy statements and proxy cards for all of your accounts.

---------------------------------------
New Address

---------------------------------------
                                                                    ------------
---------------------------------------                              SEE REVERSE
(Please sign on the reverse side)                                       SIDE
                                                                    ------------
--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

--------------------------------------------------------------------------------
[x] Please mark your                                                        3177
    votes as in this
    example.

----------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote "FOR" items 1 and 2.
----------------------------------------------------------------------------------------------------------------------------------
                        FOR        WITHHELD                                                            FOR      AGAINST     ABSTAIN
1.   Election of        [_]          [_]                Nominee:          2. Election of               [_]        [_]         [_]
     Director                                           Charles M. Hale      PricewaterhouseCoopers
                                                                             as independent public
For, except vote withheld from the following nominee(s):                     accountants for fiscal
                                                                             2002.
                                                        Address change [_]
-------------------------------------------------------
                                                                          3. In their discretion, the Proxies are authorized to vote upon any other matter which may properly come before
                                                                             the meeting.

                                                                             Please check here to discontinue the annual      [_]
                                                                             report mailing for this account

                                                                       Please sign exactly as name appears hereon.
                                                                       Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity.

                                                                       -------------------------------------------------------------

                                                                       -------------------------------------------------------------
                                                                           SIGNATURE (S)                            DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                      /\ FOLD AND DETACH HERE /\